Exhibit 99.01

Time Since Trauma in PTSD: Phase 3 Multi - Center, Double - Blind, Placebo - Controlled Trial of TNX - 102 SL*, a Sublingual Formulation of Cyclobenzaprine, in Military - Related PTSD (Study TNX - CY - P301) Gregory Sullivan, MD 1 , R Michael Gendreau, MD, PhD 2 , Judy Gendreau, MD 1 , Ashild Peters, RN 1 , Perry Peters 1 , Jean Engels, MS 3 , Seth Lederman, MD 1 1 Tonix Pharmaceuticals, Inc., New York, NY 10022; 2 Gendreau Consulting, Poway, CA 92064; 3 Engels Statistical Consulting, Minneapolis, MN 55044 INTRODUCTION Trial P 301 (the ‘HONOR’ study) was a Phase 3 randomized clinical trial of TNX - 102 SL (TNX) in military - related PTSD . Participants who experienced index traumas during military service in 2001 or later, received TNX 5 . 6 mg or placebo (PBO) for 12 weeks . TNX is a sublingual formulation of cyclobenzaprine designed for nightly bedtime use . TNX was previously studied in a Phase 2 trial, P 201 (‘ AtEase ’), in 2015 - 2016 with participants randomized 2 : 2 : 1 to placebo (N= 92 ), TNX 2 . 8 mg (N= 90 ), and TNX 5 . 6 mg (N= 49 ) (topline reported 5 / 2016 ) . The primary endpoint comparing the 2 . 8 mg dose and placebo at Week 12 was not met, but secondary analysis showed the 5 . 6 mg dose had a strong trend for difference from PBO in mean change from baseline (MCFB) on CAPS - 5 (mixed model repeated measures (MMRM), P= 0 . 053 ) . The present Phase 3 trial, P 301 , was conducted two years later in 2017 - 2018 and compared TNX 5 . 6 mg and placebo . P 301 was stopped ( 7 / 2018 ) after an interim analysis (IA) of the first 274 randomized participants showed the primary endpoint did not meet a pre - specified continuation threshold at Week 12 . The results of pre - planned and retrospective analyses of P 301 are presented, and relevant analyses supporting the design of the upcoming Phase 3 trial are discussed . METHODS The Phase 3 P 301 study was a multicenter, double - blind, placebo - controlled, 12 - week trials conducted in the US . Participants meeting PTSD diagnosis, assessed by Clinician - Administered PTSD Scale for DSM - 5 (CAPS - 5 ), were randomized to TNX 5 . 6 mg or PBO treatment groups . Study P 301 required PTSD DSM - 5 Criterion A - qualifying trauma(s) incurred during military service since 2001 ; free of antidepressants ≥ 2 months ; free of or washed off other psychotropics . Excluded were severe suicide risk (intent or plan ; attempt within 1 year) ; substance use disorders (SUDs) within 6 months ; lifetime bipolar, psychotic, obsessive - compulsive, or antisocial personality disorders . ClinicalTrials.gov Identifier: NCT03062540 *TNX - 102 SL is an investigational new drug and has not been approved for any indication CAPS - 5=Clinician - Administered PTSD Scale for DSM - 5; MCBF=mean change from baseline; mITT =modified Intent - to - Treat sample; PBO=placebo; TNX - 5.6=TNX - 102 SL 5.6 mg; TST=time since trauma Safety There were no serious and unexpected adverse events (AEs) in P 301 . The AEs observed ( Table 6 ) in P 301 were comparable to prior studies with TNX 5 . 6 mg . Most frequent AE was oral hypoaesthesia (tongue/mouth numbness), related to the site of administration of TNX, which was transient (< 60 min post administration) and never rated as severe . The most common systemic AE was somnolence, also never rated as severe . Two participants on PBO and 8 participants on TNX 5 . 6 mg had at least one AE leading to study discontinuation . BDI - II=Beck Depression Inventory - II; CAPS - 5=Clinician - Administered PTSD Scale for DSM - 5; THC=tetrahydrocannabinol RESULTS At the time of IA, there were 274 randomized participants ( mITT = 252 ) in P 301 . Table 1 provides the demographic and baseline characteristics . As shown in Table 2 , the primary analysis at Week 12 was not significant (LS mean [standard error] difference - 1 . 0 [ 1 . 88 ], p= 0 . 60 , MMRM with MI), yet, there was notable separation from placebo on the primary at Week 4 ( - 3 . 6 [ 1 . 51 ], p= 0 . 019 ) . Retrospective analyses were performed to better understand how to design future studies and identify the potential group of responders for enrichment design . Retrospective Analysis on Time - Since - Trauma (TST) The median TST in P 301 was approximately 9 years . When P 301 participants are divided into two subgroups ( Table 3 ), one with index trauma within 9 years of screening (≤ 9 year) and the other with index trauma > 9 years prior to screening (> 9 year), a treatment response is evident in the TST ≤ 9 year group (CAPS - 5 improvement at Week 12 of - 5 . 9 points, p= 0 . 039 ) . In contrast, in the TST > 9 year group TNX 5 . 6 mg did not separate from placebo at Week 12 (numerical increase in CAPS - 5 of + 1 . 8 points, p= 0 . 509 ) . The lack of separation between TNX 5 . 6 mg and PBO in the TST > 9 year group was in large part attributable to a high placebo response at Week 12 (least squares mean change from baseline of - 14 . 1 points) . DISCUSSION AND CONCLUSIONS ▪ Study P 301 was discontinued at a pre - planned unblinded interim analysis after a pre - specified Week 12 continuation threshold was not met . ▪ TNX 5 . 6 mg improved CAPS - 5 at Week 4 (p= 0 . 019 ) in the mITT population which was a pre - specified secondary endpoint . ▪ Retrospective analyses identified a subgroup based on TST ≤ 9 years in which TNX 5 . 6 mg separated from PBO showing a strong treatment effect . ▪ The lack of separation in the > 9 years TST subgroup appeared to be due to a high placebo response in this subgroup . ▪ In the TST ≤ 9 years subgroup, secondary endpoints including CGI - I, PGIC, PROMIS SD and BDI - II were all p< 0 . 05 at Weeks 4 and 12 ; and SDS was p= 0 . 007 at Week 12 . ▪ Results informed design of a new Phase 3 study with a primary endpoint at Week 4 in a mix of civilian and military PTSD . ▪ Analysis of subgroup of female participants and of non - combat traumas in the TST ≤ 9 years subgroup suggests clinically meaningful separation from PBO at Weeks 4 and 12 in these subgroups, although the numbers are small in these subgroups BOLD , p<0.05; BDI - II=Beck Depression Inventory - 2; CGI - I=Clinical Global Impressions – Improvement scale; MMRM=mixed model repeated measures; PBO=placebo; PGIC, Patient Global Impression of Change scale; PROMIS SD=Patient - Reported Outcome Measures Information System Sleep Disturbance; SDS=Sheehan Disability Scale; TNX - 5.6=TNX - 102 SL 5.6 mg Dividing the mITT sample into groups based on TST ( 1 . 5 - 2 years each as well as 0 - 5 years and ≥ 13 . 5 years groups), the CAPS - 5 differences in MCFB between TNX 5 . 6 mg and PBO are displayed in Figure 1 for Weeks 4 , 8 , and 12 post - baseline timepoints . The figure shows that for TST < 10 . 5 years, TNX 5 . 6 mg showed good separation from PBO (left side of vertical 10 . 5 year line) . “Expected contrast” dashed line indicates observed effect from Phase 2 . Separation of TNX 5 . 6 mg from PBO in TST > 10 . 5 years group was either small or worked in the favor of PBO (right side of vertical 10 . 5 year line) . Secondary Efficacy Evaluations in mITT Population and ≤ 9 Year Subgroup In Table 4 , the results of the mITT population and the TST ≤ 9 years subgroup are presented for the key secondary endpoints of CGI - I and SDS, and the other secondaries of PGIC, PROMIS SD, and BDI - II for Week 4 and Week 12 . Of these five secondary endpoints, only in BDI - II did TNX differ from PBO at Week 8 in the TST ≤ 9 year subgroup (data not shown) . Note that for TST ≤ 9 subgroup, all five secondary endpoints showed a p - value < 0 . 05 at Week 12 , indicating possible global and functional recovery, and improved sleep quality and mood after 12 weeks of TNX 5 . 6 mg compared with PBO . Table 2. P301 Study Primary Analysis in mITT Population in P301 An alternate way to look at the efficacy of TNX 5 . 6 mg is CAPS - 5 change from baseline for TNX 5 . 6 mg and PBO as a function of cumulative years since index trauma within each time range, starting with ≤ 6 years TST, through to ≤ 15 years TST . The results of this exploratory analysis are presented in Figure 2 A and 2 B for the Week 4 and Week 12 timepoints, respectively . The total number of participants included in the model for each time range is provided in the table following the figure . Note in Figure 2 B for Week 12 the increasing response to PBO with the additions of participants > 9 years TST (see vertical dashed line) . In contrast, the response to TNX 5 . 6 mg is relatively constant (in range of - 19 . 5 to - 18 . 5 CAPS - 5 improvement) with the additions of participants > 6 years TST . Figure 2A & 2B. CAPS - 5 Total Score Change from Baseline at Week 4 (A) and Week 12 (B) by Cumulative Years Since Trauma (MMRM) A B Supported by P 301 TNX 5 . 6 mg Response in Female and Non - Combat Subgroups and Clinically Meaningful Week 4 CAPS - 5 Score Reduction, Next Phase 3 Trial Will Study Mixed Civilian and Military Population with Week 4 Primary : Based on preliminary agreement received at a recent Breakthrough Therapy Clinical Guidance meeting with the US Food and Drug Administration, Tonix plans to study a mixed civilian and military - related PTSD population in the upcoming Phase 3 , potential pivotal study of TNX 5 . 6 mg for PTSD . The primary endpoint will be Week 4 change from baseline in CAPS - 5 in TNX 5 . 6 mg compared with placebo, with one of the key secondary endpoints of Week 12 CAPS - 5 change from baseline . As shown in Table 5 , in P 301 , although groups are small, females and participants with non - combat traumas (males and females) in the TST ≤ 9 years subgroup trended for clinically - meaningful reductions in CAPS - 5 for TNX 5 . 6 mg relative to placebo . Table 5. Weeks 4 & 12 CAPS - 5 MCFB in P301 Female & Non - Combat Subsamples * Safety Population Table 6. Adverse Events in P301 at Rate ≥5% in TNX 5.6 mg Group BOLD , p<0.05; CAPS - 5=Clinician - Administered PTSD Scale for DSM - 5; Diff=difference; LS=least squares; MCFB=mean change from baseline; MI=multiple imputation; MMRM=mixed model repeated measures; SE=standard error; TNX - 5.6=TNX - 102 SL 5.6 mg BOLD , p<0.05; CAPS - 5=Clinician - Administered PTSD Scale for DSM - 5; LS=least squares; MCFB=mean change from baseline; MI=multiple imputation; mITT =modified Intent - to - Treat sample; MMRM=mixed model repeated measures; SE=standard error Table 4. Weeks 4 & 12 Secondary Endpoints for mITT & TST ≤9 Years Subgroup Table 3. CAPS - 5 – TST ≤9 & >9 Years in P301 Table 1. Participant Demographics and Characteristics Figure 1. CAPS - 5 Mean Change from Baseline Difference from Placebo of TNX - 102 SL 5.6 mg in TST Subgroupings MCFB=mean change from baseline; ‘N’=number of participants in group; TST=time since trauma Presented at CNS Summit in Boca Raton, FL November 1 - 4, 2018; Poster 8A, Friday Nov. 2, 5:00 - 7:00 PM EDT, Reception and Poster Session, and abstract published in Innovations in Clinical Neuroscience , November - December 2018;15(11 - 12, suppl):S10.